November 6, 1998

                  DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.

               SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION

                              DATED MARCH 2, 1998

THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES ANY CONTRARY INFORMATION CONTAINED IN THE SECTION OF THE FUND'S STATEMENT OF ADDITIONAL INFORMATION ENTITLED "PERFORMANCE INFORMATION":

      From time to time, advertising materials for the Fund may refer to the fact that the Fund currently looks for successful companies with established brands that are expanding into the world marketplace and may refer to current global revenues of the portfolio companies. From time to time, advertising materials for the Fund may also refer to the clients of Sarofim, such as large corporations, states, universities and other institutions and organizations.